Exhibit 10.1
WAIVER TO VENTURE LOAN AND SECURITY AGREEMENT
WAIVER, dated as of May 18, 2011 (this “Waiver”), to the Venture Loan and Security Agreement dated as of December 21, 2010 (the “Loan Agreement”) by and between Cereplast, Inc., a corporation organized under the laws of the State of Nevada (the “Borrower”) and Compass Horizon Funding Company LLC, a limited liability company organized under the laws of the State of Delaware.
W I T N E S S E T H:
WHEREAS, pursuant to the Loan Agreement, the Lender has agreed to make, and has made, certain loans to the Borrower;
WHEREAS, the Borrower has requested that certain provisions of the Loan Agreement be waived as set forth in this Waiver; and
WHEREAS, the Lender is willing to agree to such waiver on the terms and subject to the conditions set forth in this Waiver;
NOW THEREFORE, in consideration of the premises and mutual covenants contained in this Waiver, the undersigned hereby agree as follows:
I. Defined Terms; Interpretation; Etc. Capitalized terms used but not defined in this Waiver shall have the meanings given to them in the Loan Agreement.
II. Waiver of Convertible Notes Offerings. The Lender hereby agrees that the Borrower may offer and issue an aggregate principal amount of up to $20 million convertible notes on substantially the terms set forth on Schedule A hereto (the “Note Offering”) and the Lender hereby waives any restriction in the Loan Agreement with respect to the Note Offering, including without limitation, Sections 7.10 and 8.2 thereof.
III. No Other Amendments or Waivers; Confirmation. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lender under the Loan Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to herein. After the date hereof, any reference in any Loan Document to the Loan Agreement shall mean the Loan Agreement as modified hereby. This Waiver is a Loan Document.
IV. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. EACH OF BORROWER AND LENDER HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.

V. Counterparts. This Waiver may be executed in any number of counterparts and by different parties on separate counterparts (including signatures delivered by facsimile or other electronic means), each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Waiver.
VI. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Waiver.
VII. Notices. All communications and notices hereunder shall be given as provided in the Loan Agreement.
VIII. Severability. The fact that any term or provision of this Waiver is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation, or jurisdiction or as applied to any person.
IX. Successors. The terms of this Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
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IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CEREPLAST, INC., as Borrower
By:	/s/ Frederic Scheer
	Name:	Frederic Scheer
	Title:	CEO
[Signature Page to Waiver]

COMPASS HORIZON FUNDING COMPANY LLC, as Lender

By:	Horizon Technology Finance Corporation, its sole member

By:	/s/ Robert D. Pomeroy, Jr.

	Name:	Robert D. Pomeroy, Jr.
	Title:	CEO
[Signature Page to Waiver]

SCHEDULE A
DESCRIPTION OF THE NOTES